SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8 – K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 9, 2004

CENTRAL VALLEY COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

California	000-31977	77-0539125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Pollasky Avenue, Clovis, California		93612
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (559) 298-1775

N/A

(Former name or former address, if changed since last report)

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)                                  Exhibits

The following exhibit is furnished pursuant to Item 12:

99.1         Central Valley Community Bancorp press release dated April 9, 2004 containing unaudited financial information and accompanying discussion for the three-months ended March 31, 2004.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 9, 2004, Central Valley Community Bancorp issued a press release containing unaudited financial information and accompanying discussion for the three-months ended March 31, 2004.  A copy of the press release is furnished with this report as an exhibit to Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 9, 2004	CENTRAL VALLEY COMMUNITY BANCORP

/s/ Daniel J. Doyle
Daniel J. Doyle, President and Chief
Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Central Valley Community Bancorp press release dated April 9, 2004 containing unaudited financial information and accompanying discussion for the three-months ended March 31, 2004.